Exhibit 10.158

State of California Bill Jones Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	File # This Space For Filing Use Only
A $70.00 filing fee must accompany this form. IMPORTANT - Read instructions before completing this form.
Name of the limited liability company (end the name with the words "Limited Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.") Axys 468 Littlefield LLC
The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

  Name the agent for service of process and check the appropriate provision below:

  David Riggs which is

  [ X ] an individual residing in California. Proceed to item 4.

  [  ] a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.

If an individual, California address of the agent for service of process: Address: 180 Kimball Way City: South San Francisco State: CA Zip Code 94080
The limited liability company will be managed by: (check one) [ ] one manager [ ] more than one manager [X] limited liability company members

  Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate.

  Other matters may include the latest date on which the limited liability company is to dissolve.

Number of pages attached, if any: 0
Type of business of the limited liability company. (For informational purposes only) Real Estate Investments

  DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

  Ravi Kotecha

  Signature of Organizer Type or Print name of Organizer

  May 3, 2001

  Date

SEC/STATE (REV. 12/99) FORM LLC-1 - FILING FEE $70.00 Approved by Secretary of State